UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2022

Commission File No. 001-40060

Longeveron Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	47-2174146
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1951 NW 7th Avenue, Suite 520 Miami, Florida	33136
(Address of principal executive offices)	(Zip Code)

(305) 909-0840
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD.

On August 31, 2022, Longeveron Inc. (the “Company”) announced that the U.S. Food and Drug Administration (FDA) has granted Fast Track Designation to Lomecel-B™ for the treatment of Hypoplastic Left Heart Syndrome (HLHS), a rare and life-threatening congenital heart defect affecting approximately 1,000 infants per year. Lomecel-B™, an investigational allogeneic, bone marrow-derived medicinal signaling cell (MSC) product, is currently in a Phase 2a trial for HLHS.

Fast Track Designation is intended to facilitate development and expedite the review of drugs that treat serious conditions and fill an unmet medical need so a product can potentially be approved and reach patients more quickly. Fast Track Designation enables the company to have more frequent interactions with the FDA throughout the drug development process and allows for eligibility for priority review and accelerated approval if certain criteria are met, as well as a rolling review. The Fast Track Designation must continue to be met or FDA can withdraw the designation. The FDA previously granted Longeveron’s Lomecel-B™ Orphan Drug and Rare Pediatric Disease designations in November of 2021 for HLHS.

The information provided under this Form 8-K (including Exhibits 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company, dated August 31, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 1, 2022
Longeveron Inc.

	By:	/s/ K. Christopher Min
K. Christopher Min Interim Chief Executive Officer and Chief Medical Officer
(Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Company, dated August 31, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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